First Quarter 2024 Earnings Supplemental May 8, 2024

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2023, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

Company Overview*

An internally-managed commercial real estate finance company operating as a REIT, focused on originating and investing in floating-rate, first mortgage loans secured by institutional-quality transitional properties.

Conservatively managed balance sheet with a granular investment portfolio and a well-balanced funding profile.

INVESTMENT PORTFOLIO

$2.8 billion**
Total Portfolio Commitments Across 71 Loan Investments

100% Loans
99% Senior Loans
98% Floating Rate

63.5%
Weighted Average LTV***

$38.2 million
Average UPB

$212.7 million allowance for credit losses, or 7.5% of portfolio commitments, of which 73%, or $155.3 million, is allocated to specific CECL reserves.

CAPITALIZATION

$3.1 billion
Total Financing Capacity with $1.9 billion Outstanding

~57%
Non-Mark-to-Market Borrowings

2.3x
Total Debt-to-Equity Leverage***

$155 million
Unrestricted Cash Balance

$3.1bn financing capacity; $1.9bn outstanding including $0.9bn across six facilities and $1.0bn in non-recourse and non-mark-to-market borrowings from two CRE CLOs. No remaining corporate debt maturities.

SUMMARY RESULTS

$(1.53)
Q1'24 GAAP Net† (loss) per basic share

$0.03
Q1'24 Distributable Earnings†† per basic share

12.6%
Annualized Dividend Yield

$0.15
Common Dividend per Share

$11.14
Book Value per Common Share at March 31, 2024

* All information pertaining to this slide is as of March 31, 2024, unless otherwise noted.
** Includes maximum loan commitments. Outstanding principal balance of $2.7 billion.
*** See definition in the appendix.
† Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix.
†† See definition and reconciliation to GAAP net income in the appendix.

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FINANCIAL SUMMARY ▪ GAAP Net (Loss)* of $(77.7) million, or $(1.53) per basic share, inclusive of a $(75.6) million, or $(1.49) per basic share, provision for credit losses. ▪ Distributable Earnings** of $1.3 million, or $0.03 per basic share. ▪ Common stock quarterly dividend per share of $0.15; Series A preferred dividend per share of $0.4375. ▪ Book value per common share of $11.14, inclusive of $(4.17) per common share of total CECL reserve. PORTFOLIO ACTIVITY ▪ Funded $17.5 million on existing loan commitments and upsizes. ▪ Realized $35.5 million of total UPB in loan repayments, principal paydowns, and amortization. PORTFOLIO OVERVIEW ▪ Portfolio with $2.8 billion in total commitments across 71 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 63.5%† and a realized loan portfolio yield of 7.7%†; over 98% floating rate. ▪ Total CECL reserve of $212.7 million, or 7.5% of total portfolio commitments as of March 31, 2024. ▪ Weighted average portfolio risk rating of 3.0 as of March 31, 2024. CAPITALIZATION & LIQUIDITY ▪ Ended Q1 with over $155 million in unrestricted cash and total leverage ratio†† of 2.3x with no corporate debt maturities remaining. SUBSEQUENT EVENTS ▪ So far in Q2’24, the Company funded about $3 million on existing loan commitments and realized about $13 million in loan paydowns. ▪ As of May 3rd, carried approx. $130 million in unrestricted cash. Q1 2024 Summary Results 4 * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix. Includes nonaccrual loans. †† See definition in the appendix.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Net Interest Income $12.5 (Provision) for Credit Losses $(75.6) Revenue / (Expenses) from REO Operations, net $(0.9) Operating Expenses $(10.2) Dividends on Preferred Stock $(3.6) GAAP Net (Loss)* $(77.7) Basic Wtd. Avg. Common Shares 50,744,532 Diluted Wtd. Avg. Common Shares 50,744,532 Net (Loss) Per Basic Share $(1.53) Net (Loss) Per Diluted Share $(1.53) Common Dividend Per Share $0.15 Series A Preferred Dividend Per Share $0.4375 Q1 2024 Financial Summary 5* See definition in the appendix. Due to rounding figures may not result in the totals presented. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) (UNAUDITED) Cash $155.2 Restricted Cash $12.8 Loans Held-for-Investment, net $2,492.5 Real Estate Owned, net(1) $19.2 Repurchase Facilities $842.5 Securitized (CLO) Debt $990.6 Secured Credit Facility $84.0 Preferred Equity $205.7 Common Equity $568.4 Total Stockholders’ Equity $774.2 Common Shares Outstanding 51,034,800 Book Value Per Common Share $11.14

$12.91 $11.14 $0.03 $(1.49) $(0.07) $(0.15) $0.04$(0.13) $5.00 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 12/31/2023 Pre-Provision Net Income (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Stock Forfeiture Equity Compensation 3/31/2024 Key Drivers of Q1 2024 Earnings and Book Value Per Share • GAAP Net (Loss)* of $(77.7) million, or $(1.53) per basic share, inclusive of a $(75.6) million, or $(1.49) per basic share, provision for credit losses. • Distributable Earnings** of $1.3 million, or $0.03 per basic share. • Q1 2024 book value per common share of $11.14, inclusive of $(4.17) per common share total CECL reserve. 6 BO O K VA LU E WA L K P E R S H A R E * Represents Net (Loss) Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix.

5.5% 37.6% 31.0% 6.0% 19.9% 1 2 3 4 5 Loan Portfolio Credit Overview 7 GENERAL AND SPECIFIC CECL RESERVE BY QTR.* CECL RESERVE AS % OF COMMITMENTS BY QTR. STABILIZED LTV** RISK RATINGS * $ in millions. ** See definition in the appendix. • Weighted average portfolio risk rating of 3.0 as of March 31, 2024. $72.3 $63.8 $45.7 $57.4 $62.3 $85.1 $91.4 $155.3 $134.6 $148.9 $137.1 $212.7 6/30/2023 9/30/2023 12/31/2023 3/31/2024 General Specific 4.1% 4.9% 4.7% 7.5% 6/30/2023 9/30/2023 12/31/2023 3/31/2024 25.9% 32.4% 16.9% 21.3% 3.5% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80%

Office, 43.1% Multifamily, 31.8% Retail, 9.8% Hotel, 7.2% Industrial, 4.6% Other, 3.5% Loan Portfolio Overview as of March 31, 2024 8 PROPERTY TYPE(2) REGION(2) * See definition in the appendix. ** See definition in the appendix. Includes nonaccrual loans. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $2.7 billion Total Loan Commitments $2.8 billion Number of Investments 71 Average UPB ~$38.2 mil Realized Loan Portfolio Yield** 7.7% Weighted Average Stabilized LTV* 63.5% Weighted Average Fully- Extended Remaining Term(3) 1.5 years Well-diversified and granular portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 63.5%*. Northeast, 25.4% Southeast, 25.2% Southwest, 19.7% Midwest, 16.7% West, 13.0%

Overview of Risk-Rated "5" Loans

- As of March 31, 2024, the Company held ten loans that were risk-rated "5" with an aggregate principal balance of $539.7 million. The Company is actively pursuing resolution options with respect to these loans, which may include a foreclosure, a deed-in-lieu, a loan restructuring, a sale of the loan, or a sale of the collateral property.

	Minneapolis, MN Office[(4)]	Chicago, IL Office[(5)]	Baton Rouge, LA Mixed-Use[(5)]	Los Angeles, CA Mixed-use[(6)]	Minneapolis, MN Hotel[(7)]
Loan Structure	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	August 2019	July 2019	December 2015	November 2018	December 2018
Collateral Property	409,000 sq. ft. office building	346,545 sq. ft. office/retail building	504,482 sq. ft. retail/office building	83,100 sq. ft. office/retail building	154 key full-service hotel
Total Commitment	$93 million	$88 million	$86 million	$37 million	$28 million
Current UPB	$93 million	$81 million	$84 million	$37 million	$28 million
Cash Coupon*	S + 2.8%	S + 3.7%	S + 4.2%	S + 3.6%	S + 3.9%

	New York, NY Mixed-Use[(8)]	Pittsburgh, PA Mixed-Use[(8)]	Chicago, IL Multifamily[(8)]	Boston, MA Office[(8)]	Milwaukee, WI Multifamily[(5)]
Loan Structure	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	December 2018	November 2021	December 2018	January 2019	September 2019
Collateral Property	152,574 sq. ft. office/retail building	258,385 sq. ft. MF/other/office building	250-unit multifamily building	80,000 sq. ft. office building	55-unit multifamily building
Total Commitment	$96 million	$53 million	$34 million	$26 million	$12 million
Current UPB	$94 million	$51 million	$34 million	$26 million	$12 million
Cash Coupon*	S + 3.8%	S + 3.4%	S + 4.1%	S + 3.4%	S + 3.0%

* See definition in the appendix.

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Office Loan Portfolio Overview 10 • Since 2021, reduced the office exposure by over $525 million, or over 30%, primarily through repayments and paydowns, and also through other proactive loan resolutions. • Granular office portfolio across 20 MSAs and 17 States. • 55% CBD locations, 45% suburban locations. • 35% Top 5 markets, 65% secondary markets. • Average principal balance $34.2 million. • Weighted average stabilized LTV** of 63.8%. • 5-rated office exposure in Boston, Chicago, Minneapolis, New York and Downtown LA. • No office exposure in Washington DC, San Francisco Bay Area, Portland or Seattle. * Includes mixed-use properties. ** See definition in the appendix. REDUCTION IN OFFICE EXPOSURE* ($ IN MILLIONS) OFFICE PORTFOLIO BY REGION(2) $1,723 $1,404 $1,195 $1,000 $1,250 $1,500 $1,750 $2,000 2021 2022 2023 Northeast, 37.2% Southeast, 24.5% West, 18.7% Midwest, 12.6% Southwest, 7.0%

FINANCING SUMMARY AS OF MARCH 31, 2024 ($ IN MILLIONS) Total Capacity Outstanding Balance(9) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(10) $1,845 $833 S + 3.41% 67.5% Non–MTM* Repurchase Facility(11) $200 $9 S + 5.00% 13.7% Secured Credit Facility $100 $84 S + 6.50% 59.3% CLO-3 (GPMT 2021-FL3) $490 S + 1.89% 78.1% CLO-4 (GPMT 2021-FL4)(13) $502 S + 1.80% 80.9% Total Borrowings $1,918 Stockholders’ Equity $774 CLOs Repurchase Facilities Other Non-MTM Funding Mix and Capitalization Highlights 11* See definition in the appendix. FUNDING MIX(12) WELL-BALANCED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE* 1.0x 2.3x 0.0x 1.0x 2.0x 3.0x 4.0x 3/31/2024 Recourse Leverage Total Leverage ~57% Non–MTM*

Endnotes

Endnotes 13 1) As of March 31, 2024, real estate owned, net included $2.8 million in other assets and liabilities related to acquired leases. 2) Mixed-use properties represented based on allocated loan amounts. Percentages are based off of carrying value. 3) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 4) Loan was placed on nonaccrual status as of September 2022. 5) Loan was placed on nonaccrual status as of December 2023. 6) Loan was placed on nonaccrual status as of September 2023. 7) Loan was placed on nonaccrual status as of March 2023. 8) Loan was placed on nonaccrual status as of March 2024. 9) Outstanding principal balance, excludes deferred debt issuance costs. 10) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 11) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 12) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility. 13) $0.5 million in restricted cash is included as of March 31, 2024.

Appendix

Summary of Investment Portfolio 15 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $2,830.7 $2,696.3 $2,479.4 S + 3.75% S + 4.03% 3.1 66.7% 63.6% Subordinated Loans $13.4 $13.4 $13.1 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $2,844.1 $2,709.7 $2,492.5 S + 3.75% S + 4.03% 3.2 66.6% 63.5% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV*	Stabilized LTV*
Asset 1	Senior	12/19	$111.1	$109.2	$109.0	S + 2.80%	S + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	96.5	94.4	94.2	S + 3.75%	S + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	S + 2.85%	S + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	07/19	88.0	80.6	80.4	S + 3.74%	S + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 5	Senior	10/19	87.4	87.2	86.7	S + 2.60%	S + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 6	Senior	12/15	85.9	83.6	83.5	S + 4.15%	S + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 7	Senior	06/19	80.7	80.5	80.1	S + 3.29%	S + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 8	Senior	12/18	78.1	60.3	60.3	S + 3.40%	S + 3.44%	3.0	TX	Office	68.5%	66.7%
Asset 9	Senior	10/19	77.3	77.3	77.3	S + 3.41%	S + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 10	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 11	Senior	12/19	69.2	63.6	63.6	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 12	Senior	12/16	66.5	66.5	66.5	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	12/23	61.8	50.3	50.3	S + 5.50%	S + 5.65%	2.0	CA	Office	80.0%	79.2%
Asset 14	Senior	05/22	55.5	48.0	47.8	S + 3.29%	S + 3.70%	3.0	TX	Multifamily	59.3%	62.9%
Asset 15	Senior	06/19	54.1	54.1	53.9	S + 3.35%	S + 3.70%	3.0	VA	Office	49.3%	49.9%
Assets 16-71	Various	Various	$1,661.6	$1,583.7	$1,578.5	S + 3.86%	S + 4.10%	3.3	Various	Various	68.1%	63.8%
Allowance for Credit Losses					$(210.1)							
Total/Weighted Average**			**$2,844.1**	**$2,709.7**	**$2,492.5**	**S + 3.75%**	**S + 4.03%**	**3.2**			**66.6%**	**63.5%**

* See definition in this appendix.
** Due to rounding figures may not result in the totals presented.

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Average Balances and Yields/Cost of Funds 17 Quarter Ended March 31, 2024 ($ IN THOUSANDS) Average Balance** Interest Income/Expense Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $2,701,361 $51,693 7.7% Subordinated loans 13,468 272 8.1% Total loan interest income/net asset yield $2,714,829 $51,965 7.7% Other - Interest on cash and cash equivalents $2,090 Total interest income $54,055 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $1,927,808 $41,234 8.6% Subordinated loans 11,472 298 10.4% Total interest expense/cost of funds $1,939,280 $41,532 8.6% Net interest income/spread $12,523 (0.9)% * See definition in this appendix. Included in collateralized borrowings is the Centennial repurchase facility with an outstanding balance $9.2 million, which became collateralized by REO on May 16, 2023. ** Average balance represents average amortized cost on loans held-for-investment.

Condensed Consolidated Balance Sheets 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) March 31, 2024 December 31, 2023 ASSETS (unaudited) Loans held-for-investment $ 2,702,684 $ 2,718,486 Allowance for credit losses (210,145) (134,661) Loans held-for-investment, net 2,492,539 2,583,825 Cash and cash equivalents 155,216 188,370 Restricted cash 12,809 10,846 Real estate owned, net 16,365 16,939 Accrued interest receivable 11,366 12,380 Other assets 31,950 34,572 Total Assets $ 2,720,245 $ 2,846,932 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 842,496 $ 875,442 Securitized debt obligations 990,617 991,698 Secured credit facility 84,000 84,000 Dividends payable 11,643 14,136 Other liabilities 17,246 22,633 Total Liabilities 1,946,002 1,987,909 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $0.01 per share; 11,500,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 51,034,800 and 50,577,841 shares issued and outstanding, respectively 510 506 Additional paid-in capital 1,199,030 1,198,048 Cumulative earnings (6,628) 67,495 Cumulative distributions to stockholders (418,876) (407,233) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 774,118 858,898 Non-controlling interests 125 125 Total Equity 774,243 859,023 Total Liabilities and Stockholders’ Equity $ 2,720,245 $ 2,846,932

Condensed Consolidated Statements of Comprehensive (Loss) Income 19 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (in thousands, except share data) Three Months Ended March 31, 2024 2023 Interest income: (unaudited) Loans held-for-investment $ 51,965 $ 65,291 Cash and cash equivalents 2,090 1,428 Total interest income 54,055 66,719 Interest expense: Repurchase facilities 20,728 19,772 Secured credit facility 2,689 2,929 Securitized debt obligations 18,115 18,051 Convertible senior notes — 2,311 Asset-specific financings — 743 Total Interest Expense 41,532 43,806 Net interest income 12,523 22,913 Other (loss) income: Revenue from real estate owned operations 1,142 — Provision for credit losses (75,552) (46,410) Gain (loss) on extinguishment of debt — 238 Total other loss (74,410) (46,172) Expenses: Compensation and benefits 5,987 5,912 Servicing expenses 1,376 1,378 Expenses from real estate owned operations 2,045 — Other operating expenses 2,829 3,271 Total expenses 12,237 10,561 (Loss) income before income taxes (74,124) (33,820) (Benefit from) provision for income taxes (1) 9 Net (loss) income (74,123) (33,829) Dividends on preferred stock 3,600 3,625 Net (loss) income attributable to common stockholders $ (77,723) $ (37,454) Basic (loss) earnings per weighted average common share $ (1.53) $ (0.72) Diluted (loss) earnings per weighted average common share $ (1.53) $ (0.72) Dividends declared per common share $ 0.15 $ 0.20 Weighted average number of shares of common stock outstanding: Basic 50,744,532 52,308,380 Diluted 50,744,532 52,308,380 Net (loss) income attributable to common stockholders $ (77,723) $ (37,454)

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings (Loss)* 20 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q2 2023 Q3 2023 Q4 2023 Q1 2024 GAAP Net (Loss) Income* $1.4 $(24.5) $(17.1) $(77.7) Adjustments: Provision (Benefit from) for Credit Losses $5.8 $31.0 $21.6 $75.6 Non-Cash Equity Compensation $2.4 $1.6 $1.1 $2.2 Depreciation and Amortization on Real Estate Owned $0.6 $1.4 $1.4 $1.3 Distributable Earnings* before realized losses $10.2 $9.5 $7.0 $1.3 Loan Write-offs $(4.2) $(16.8) $(33.3) $— Distributable Earnings (Loss)* $6.0 $(7.3) $(26.4) $1.3 Basic Wtd. Avg. Common Shares 51,538,309 51,577,143 51,156,015 50,744,532 Diluted Wtd. Avg. Common Shares 51,619,072 51,577,143 51,156,015 50,744,532 Distributable Earnings* Per basic share before realized losses and loan write-offs $0.20 $0.18 $0.14 $0.03 Distributable Earnings (Loss)* Per basic share $0.12 $(0.14) $(0.52) $0.03 * See definition in this appendix. Due to rounding figures may not result in the totals presented.

($ in thousands) At 6/30/23 At 9/30/23 At 12/31/23 At 3/31/24 ASSETS Loans Held-for-Investment $3,096,500 $2,908,855 $2,718,486 $2,702,684 Allowance for credit losses $(130,412) $(145,297) $(134,661) $(210,145) Carrying Value $2,966,088 $2,763,558 $2,583,825 $2,492,539 LIABILITIES Other liabilities impact* $4,200 $3,572 $2,456 $2,524 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(134,611) $(148,869) $(137,117) $(212,669) Financial Statements Impact of CECL Reserves 21 • Total allowance for credit losses of $212.7 million, of which $2.5 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q1 2024 Change in allowance for credit losses: Loans held-for-investments $(75,484) Other liabilities* $(68) Total change in allowance for credit losses $(75,552) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2023, and for all subsequent reporting periods ending on or after December 31, 2023, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to overtime serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one- time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 22

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three months ended March 31, 2024, we recorded provision for credit losses of $(75.6) million, which has been excluded from Distributable Earnings, consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. During the three months ended March 31, 2024, we recorded $(1.3) million in depreciation and amortization on REO and related intangibles, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced above. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. ▪ We believe it is useful to our stockholders to present Distributable Earnings before realized losses to reflect our run-rate operating results as (i) our operating results are mainly comprised of net interest income earned on our loan investments net of our operating expenses, which comprise our ongoing operations, (ii) it helps our stockholders in assessing the overall run-rate operating performance of our business, and (iii) it has been a useful reference related to our common dividend as it is one of the factors we and our Board of Directors consider when declaring the dividend. We believe that our stockholders use Distributable Earnings and Distributable Earnings before realized losses, or a comparable supplemental performance measure, to evaluate and compare the performance of our company and our peers. Distributable Earnings (cont’d) 23

Other Definitions 24 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Net (Loss) Income Attributable to Common Stockholders ▪ GAAP Net (Loss) Income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility and secured credit facility, less cash, divided by total stockholders’ equity.

Other Definitions (cont’d) 25 REO ▪ Real estate owned. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans. Total Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility and CLO’s, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 26 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 UBS Doug Harter (212) 882-0080 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.